EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We consent to the reference to our firm under caption "Experts" in the Registration Statement (Form S-3 No. 333-00000) for the registration of 14,063,996 shares of common stock and to the incorporation herein of our report dated March 6, 1998, with respect to the financial statements of Universal Heights, Inc. included in its Annual Report (Form 10-KSB) for the period ended December 31, 1997.


                                             /s/ Millward & Co. CPAs
                                             ----------------------------
Fort Lauderdale

June 19, 1998